SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): July 26, 2000

                        AirNet Communications Corporation
             (Exact Name of Registrant as Specified in Its Charter)

                                    Delaware
                 (State or Other Jurisdiction of Incorporation)

                   000-28217                   59-3218138
           (Commission File Number) (IRS Employer Identification No.)


         100 Rialto Place, Suite 300, Melbourne, Florida   32901
            (Address of Principal Executive Offices)     (Zip Code)

                                 (321) 953-6600
              (Registrant's Telephone Number, Including Area Code)


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                              ITEM 5. OTHER EVENTS

On July 26, 2000, AirNet Communications Corporation reported financial results for its second quarter and the six-month period ended June 30, 2000.

A press release dated July 26, 2000 announcing these financial results is attached hereto as Exhibit 99.1.


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                    ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

(c)              Exhibits:

Exhibit Number   Exhibit Title
--------------   -------------

     99.1        Press Release dated July 26, 2000.


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                                   SIGNATURES


Pursuant to the requirement of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      AirNet Communications Corporation


                                      By: /s/ R. Lee Hamilton, Jr.
                                          --------------------------------------
                                           R. Lee Hamilton, Jr.
                                           President and Chief Executive Officer

Date:  August 7, 2000


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                                  EXHIBIT INDEX



Exhibit Number   Exhibit Title
--------------   -------------

     99.1        Press Release dated July 26, 2000